UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2005

VioQuest Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-16686	58-1486040
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7 Deer Park Drive, Suite E
Monmouth Junction, NJ 08852
(Address of principal executive offices)

(732) 274-0399
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by VioQuest Pharmaceuticals, Inc. (the “Company”) in its Current Report Form 8-K dated October 18, 2005 and filed October 24, 2005, on October 18, 2005, the Company acquired Greenwich Therapeutics, Inc. (“Greenwich”) in a merger transaction. The disclosures set forth under Items 1.01 and 2.01 of such Form 8-K are hereby incorporated by reference into this Item 2.01 of this amended report. The financial statements of Greenwich and pro forma financial information are contained herein under Item 9.01 of this report.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of Greenwich Therapeutics, Inc. are included in this report commencing at page F-1, below (following the signature page).

(b)	Pro Forma Financial Information.

Pro forma financial information is included in this report commencing at page F- 12, below.

SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VioQuest Pharmaceuticals, Inc.

Date: November 1, 2005	By:	/s/ Brian Lenz
Brian Lenz Chief Financial Officer

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

Index

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheets
June 30, 2005 (Unaudited), March 31, 2005 and December 31, 2004	F-3

Statements of Operations
Six Months Ended June 30, 2005 (Unaudited), Three Months Ended March 31, 2005,
Period from October 28, 2004 (Inception)
to December 31, 2004 and Period from October 28, 2004 (Inception)
to June 30, 2005	F-4

Statements of Changes in Stockholders' Deficiency
Six Months Ended June 30, 2005 (Unaudited), Period from October 28, 2004 (Inception)
to December 31, 2004 and Period from October 28, 2004 (Inception)
to June 30, 2005	F-5

Statements of Cash Flows
Six Months Ended June 30, 2005 (Unaudited), Three Months Ended March 31, 2005,
Period from October 28, 2004 (Inception)
to December 31, 2004 and Period from October 28, 2004 (Inception)
to June 30, 2005	F-6

Notes to Financial Statements	F-7-9

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Greenwich Therapeutics, Inc.

We have audited the accompanying balance sheets of Greenwich Therapeutics, Inc. (A Development Stage Company) as of March 31, 2005 and December 31, 2004, and the related statements of operations, changes in stockholders' deficiency and cash flows for the three months ended March 31, 2005, the period from October 28, 2004 (Inception) to December 31, 2004 and the cumulative amounts for the period from October 28, 2004 (Inception) to March 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenwich Therapeutics, Inc. as of March 31, 2005 and December 31, 2004, and its results of operations and cash flows for the three months ended March 31, 2005, the period from October 28, 2004 (Inception) to December 31, 2004 and the cumulative amounts for the period from October 28, 2004 (Inception) to March 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses from its inception through March 31, 2005 and it had a stockholders' deficiency as of March 31, 2005 of $668,498. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/J.H. Cohn LLP

Roseland, New Jersey
June 4, 2005

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

BALANCE SHEETS
JUNE 30, 2005 (Unaudited), MARCH 31, 2005 AND DECEMBER 31, 2004

	June
	30, 2005	March	December
ASSETS	(Unaudited)	31, 2005	31,2004

Totals	$-	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
Accounts payable and accrued expenses	$55,561	$26,741	$-
Accrued interest - related party	11,864	3,487	415
Total current liabilities	67,425	30,228	415

Notes payable - related party	727,339	638,270	68,552
Total liabilities	794,764	668,498	68,967

Commitments

Stockholders' deficiency:
Preferred stock, $.001 par value; 5,000,000 shares
authorized; none issued	-	-	-
Common stock, $.001 par value; 20,000,000 shares
authorized; 4,000,000 shares issued and outstanding	4,000	4,000	4,000
Less stock subscriptions receivable	(4,000)	(4,000)	(4,000)
Deficit accumulated during the development stage	(794,764)	(668,498)	(68,967)
Total stockholders' deficiency	(794,764)	(668,498)	(68,967)

Totals	$-	$-	$-

See Notes to Financial Statements.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited), THREE MONTHS ENDED MARCH 31, 2005,
PERIOD FROM OCTOBER 28, 2004 (Inception) TO DECEMBER 31, 2004 AND
PERIOD FROM OCTOBER 28, 2004 (Inception) TO JUNE 30, 2005 (Unaudited)

	Six			Period from
	Months	Three	Period from	October 28, 2004
	Ended	Months	October 28, 2004	(Inception) to
	June	Ended	(Inception) to	June
	30, 2005	March	December	30, 2005
	(Unaudited)	31, 2005	31, 2004	(Unaudited)

Operating expenses - research
and development, principally
license fee	$714,348	$596,459	$68,552	$782,900

Loss from operations	(714,348)	(596,459)	(68,552)	(782,900)

Interest expense	(11,449)	(3,072)	(415)	(11,864)

Net loss	$(725,797)	$(599,531)	$(68,967)	$(794,764)

See Notes to Financial Statements.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited), PERIOD FROM OCTOBER
28, 2004 (Inception) TO DECEMBER 31, 2004 AND PERIOD FROM
OCTOBER 28, 2004 (Inception) TO JUNE 30, 2005 (Unaudited)

				Deficit
				Accumulated
			Stock	During the
	Common Stock		Subscriptions	Development
	Shares	Amount	Receivable	Stage	Total

Issuance of common stock to
founders in October 2004
at $.001 per share	4,000,000	$4,000	$(4,000)

Net loss				$(68,967)	$(68,967)

Balance, December 31, 2004	4,000,000	4,000	(4,000)	(68,967)	(68,967)

Net loss (Unaudited)				(725,797)	(725,797)

Balance, June 30, 2005 (Unaudited)	4,000,000	$4,000	$(4,000)	$(794,764)	$(794,764)

See Notes to Financial Statements.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2005 (Unaudited), THREE MONTHS ENDED MARCH 31, 2005,
PERIOD FROM OCTOBER 28, 2004 (Inception) TO DECEMBER 31, 2004 AND
PERIOD FROM OCTOBER 28, 2004 (Inception) TO JUNE 30, 2005 (Unaudited)

	Six			Period from
	Months	Three	Period from	October 28, 2004
	Ended	Months	October 28, 2004	(Inception) to
	June	Ended	(Inception) to	June
	30, 2005	March	December	30, 2005
	(Unaudited)	31, 2005	31, 2004	(Unaudited)

Cash flows from operating activities:
Net loss	$(725,797)	$(599,531)	$(68,967)	$(794,764)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Expenses paid by related party on
behalf of the Company*	658,787	569,718	68,552	727,339
Changes in operating assets and
liabilities:
Accounts payable and accrued
expenses	55,561	26,741		55,561
Accrued interest - related party	11,449	3,072	415	11,864
Net cash provided by
operating activities
and cash, beginning
and end of period	$-	$-	$-	$-

*	The Company received no cash advances; this amount represents a non-cash transaction where the related party paid the expenses directly on behalf of the Company.

See Notes to Financial Statements.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited with respect to June 30, 2005 and the six months then ended)

Note 1 - Business, basis of presentation and summary of significant accounting policies:

Business:

Greenwich Therapeutics, Inc. ("Greenwich" or the "Company") was incorporated in the State of Delaware on October 28, 2004. Greenwich is a specialty pharmaceutical company focused on the acquisition, development and commercialization of innovative pharmaceutical products. The Company's current licensed compound targets the treatment of cancer, conditions stemming from the abnormal regulation of cell growth and other immunological diseases.

Basis of presentation:

The Company's primary activities since incorporation have been organizational activities, payment of a license fee and performing business and financial planning. Accordingly, the Company is considered to be in the development stage.

On May 3, 2005, VioQuest Pharmaceuticals, Inc. ("VIO") entered into a letter of intent ("LOI") with Greenwich. Pursuant to the LOI, VIO will issue up to 49% of its common stock to Greenwich's stockholders in exchange for 100% of the outstanding common stock of Greenwich. VIO is a pharmaceutical company that acquires and develops proprietary prescription drugs.

The Company's financial statements have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. For the six months ended June 30, 2005, the Company reported a net loss of $725,797 and it had a loss from inception through June 30, 2005 and a stockholders' deficiency as of June 30, 2005 of $794,764. Management believes that the Company will continue to incur losses for the foreseeable future and will need additional equity or debt financing or will need to generate revenue from the licensing of its products or by entering into strategic alliances to be able to sustain its operations until it can achieve profitability, if ever. These matters raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, the financial statements do not include all information and footnotes required by accounting principles generally accepted in the United States of America for complete annual financial statements. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, consisting of only normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2005 or for any subsequent period.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited with respect to June 30, 2005 and the six months then ended)

Note 1 - Business, basis of presentation and summary of significant accounting policies (concluded):

Research and development:

Research and development costs are expensed as incurred.

Research and development costs for the six months ended June 30, 2005, for the three months ended March 31, 2005 and the period from October 28, 2004 through the year ended December 31, 2004 were $714,348, $596,459 and $68,522, respectively, primarily for license fees (see Note 3).

Income taxes:

Under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," ("SFAS 109") deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is more likely than not that deferred tax assets will not be realized.

Note 2 - Notes payable - related party:

In October 2004, the Company entered into an open-ended future advance promissory note whereby Paramount BioCapital Investments, LLC ("PBCI"), an affiliate of a significant stockholder of Greenwich, agreed to advance funds for obligations arising out of the operations of Greenwich's business. The note accrues interest at a fixed rate equal to 5% per annum and becomes payable upon the earlier of two years from the date of issuance of the note or the date on which Greenwich enters into certain specified financing transactions. The amount due PBCI, including accrued interest, was $739,203, $641,757 and $68,967 as of June 30, 2005, March 31, 2005 and December 31, 2004, respectively.

Note 3 - License agreements:

In February 2005, the Company entered into an agreement to acquire the rights to an exclusive, world-wide, royalty-bearing sublicense to develop and commercialize technology for treatment of cancer, conditions stemming from the abnormal regulation of cell growth and other immunological diseases (the "Sodium Stibogluconate Technology").

The amount expended under this agreement and charged to research and development expense for the three months ended March 31, 2005 and for the six months ended June 30, 2005 was $549,718 and for the period from October 28, 2004 (inception) to December 31, 2004 was $35,000. Future potential milestone payments under this agreement total approximately $4,550,000. The Company may also owe the licensor royalty payments based on future net sales, as defined, from Sodium Stibogluconate Technology. There are no minimum royalties required under the agreement.

GREENWICH THERAPEUTICS, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(Unaudited with respect to June 30, 2005 and the six months then ended)

Note 3 - License agreements (concluded):

On April 19, 2005, Greenwich entered into a license agreement with the University of South Florida as the exclusive licensee under certain patent rights relating to technology for anticancer and antiviral therapy (the "Triciribine Technology"). The Company intends to develop, produce, manufacture, market and/or sell products related to the licensed technology. In May 2005, the Company made an initial payment of $41,000 under this agreement. Future potential milestone payments under this agreement total approximately $5,800,000. The Company may also owe the licensor royalty payments based on future net sales, as defined, from the Triciribine Technology. There are no minimum royalties required under the agreement.

Note 4 - Stockholders' deficiency:

In 2004, the Company issued 4,000,000 shares of common stock to its founders for subscriptions receivable of $4,000 or $.001 per share.

Note 5 - Income taxes:

There was no current or deferred income tax expense or credit for the six months ended June 30, 2005 and for the period from October 28, 2004 (inception) to December 31, 2004.

The Company's deferred tax assets as of June 30, 2005, March 31, 2005 and December 31, 2004 are as follows:

	June 30, 2005	March 31, 2005	December 31, 2004

Net operating loss carryforwards - Federal	$247,000	$204,000	$23,000
Net operating loss carryforwards - state	44,000	36,000	4,000
Totals	291,000	240,000	27,000
Less valuation allowance	(291,000)	(240,000)	(27,000)

Deferred tax assets	$-	$-	$-

At June 30, 2005, the Company had potentially utilizable Federal and state net operating loss tax carryforwards of approximately $795,000.

The utilization of the Company's net operating losses may be subject to a substantial limitation due to the "change of ownership provisions" under Section 382 of the Internal Revenue Code and similar state provisions. Such limitation may result in the expiration of the net operating loss carryforwards before their utilization.

Note 7 - Subsequent events:

During the period from July 1, 2005 through August 12, 2005, additional amounts of $3,948 were paid by PBCI on behalf of the Company (see Note 2).

 PRO FORMA FINANCIAL INFORMATION

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

In consideration for their shares of Greenwich common stock and in accordance with the Merger Agreement, the stockholders of Greenwich will receive a number of shares of VioQuest common stock such that, upon the effective time of the Merger, the Greenwich stockholders collectively will receive (or be entitled to receive) up to approximately 49% of VioQuest’s outstanding shares (the “Merger Shares”) of common stock and warrants to purchase an aggregate of 4,000,000 shares of VioQuest common stock. Based on the number of outstanding shares of VioQuest common stock on the date of the Merger Agreement, the former stockholders of Greenwich are to receive up to an aggregate of 17,128,790 shares of VioQuest common stock and 4,000,000 warrants (the “Merger Warrants”). At June 30, 2005, Greenwich had outstanding indebtedness of approximately $795,000 resulting principally from a series of promissory notes issued to Paramount BioCapital Investments, LLC, an entity owned and controlled by Dr. Lindsay Rosenwald. The notes having a maturing date of October 28, 2006, will be payable in three equal installments, as follows: (1) one-third will be payable at such time as VioQuest completes a financing(s) resulting in aggregate gross proceeds of at least $5 million; (2) one-third will be converted into securities of VioQuest upon the terms and at the completion of the financing referred to in clause (1); and (3) one-third will be payable at such time as VioQuest completes a financing(s) resulting in aggregate gross proceeds of at least $10 million, or prior to the notes' maturity date whichever occurs first including the proceeds from the financing described in clause (1). In the event that VioQuest does not complete the financing(s) resulting in aggregate gross proceeds of at least $10 million, or prior to the notes' maturity date, whichever occurs first, then VioQuest will be required to satisfy the final one-third in October 2006. The completion of the Merger is conditioned upon obtaining at least $5 million in a financing transaction.

One-half of the Merger Shares and Merger Warrants will be placed in escrow and released upon the achievement of certain milestones relating the the clinical development of Greenwich’s product candidates. Using the share price around the date of the execution of the Merger Agreement, which was $0.70 per share, the release of the escrowed securities would result in an additional purchase price of $5,995,000 and a corresponding increase to in-process research and development ("IPRD").

The Unaudited Pro Forma Condensed Combined Statements of Operations combine the historical consolidated statements of operations of the Company and Greenwich giving effect to the merger as if it had been consummated on January 1, 2004. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the historical consolidated balance sheet of the Company and the historical balance sheet of Greenwich, giving effect to the merger as if it had been consummated on June 30, 2005.

You should read this information in conjunction with the:

•	Accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements;

•
Separate historical financial statements of the Company as of and for the year ended December 31, 2004 and as of and for the six months ended June 30, 2005 (Unaudited) included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 and the Quarterly Report on Form 10-QSB for the six months ended June 30, 2005, respectively;

•
Separate historical financial statements of Greenwich as of June 30, 2005 (Unaudited) and March 31, 2005 and December 31, 2004 and for the six months ended June 30, 2005 and for the period from October 28, 2004 (inception) to June 30, 2005 (Unaudited) and for the three months ended March 31, 2005 and for the period from October 28, 2004 (inception) to December 31, 2004 included in this current report.

We present the unaudited pro forma condensed combined financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the merger on June 30, 2005 or on January 1, 2004. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

We prepared the unaudited pro forma condensed combined financial information using the purchase method of accounting with the Company treated as the acquirer. Accordingly, the Company’s cost to acquire Greenwich will be allocated to the assets acquired and liabilities assumed (substantially IPRD) based upon their estimated fair values as of the date of acquisition. The allocation is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make a definitive allocation.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2005 (Unaudited) ($000's)

VioQuest	Greenwich	Pro Forma	Pro Forma
Pharmaceuticals, Inc.	Therapeutics, Inc.	Adjustments	Combined

Current assets:
Cash and cash equivalents	$1,155	$		$(246)	(3)	$909
				4,600	(5)	4,600
Accounts receivable	229					229
Inventories	380					380
Prepaid expenses	59					59
Total current assets	1,823		—	4,354		6,177

Property and equipment, net	776					776
Security deposits	61					61
Intellectual property rights, net	571					571
Other	55					55
Total assets	$3,286		$—	$4,354		$7,640

Liabilities and Stockholders’ Equity (Deficiency)

Current liabilities:
Accounts payable	$1,369	$		$150	(4)	$1,519
Accrued expenses	302		56			358
Accrued interest - related party			12	(12)	(3)	—
Deferred revenue	125					125
Total current liabilities	1,796		68	138		2,002

Note payable - related party			727	(481)	(3)	246
Total liabilities	1,796		795	(343)		2,248

Commitments and contingencies

Stockholders’ equity (deficiency):

Common stock	178		4	89	(3)	356
				(4)	(2)
				89	(5)

Stock subscriptions receivable			(4)	4	(2)	—

Additional paid-in capital	11,509			6,153	(3)	22,173
				4,511	(5)

Deferred consulting expenses	(317)					(317)

Accumulated deficit	(9,880)		(795)	(6,940)	(3)	(16,820)
				795	(2)

Total stockholders’ equity (deficiency)	1,490		(795)	4,697		5,392

Total liabilities and stockholders' equity (deficiency)	$3,286		$—	$4,354		$7,640

See accompanying notes to unaudited condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)
($000's, except share and per share information)

	VioQuest	Greenwich	Pro Forma	Pro Forma
	Pharmaceuticals, Inc.	Therapeutics, Inc.	Adjustments	Combined

Revenue	$1,502	$—		$$1,502

Cost of goods sold (excluding depreciation)	1,059			1,059

Gross profit	443			443

Operating expenses:
Management and consulting fees	139			139
Research and development	138	714		852
Selling, general and administrative	1,250			1,250
Depreciation and amortization	68			68

Total operating expenses	1,595	714	—	2,309

Loss from operations	(1,152)	(714)	—	(1,866)

Interest income (expense), net	5	(11)		(6)
Net loss	$(1,147)	$(725)	$—	$(1,872)

Net loss per common share:
Basic and diluted	$(0.06)			$(0.05)

Weighted average shares of common stock outstanding:
Basic and diluted	17,827,924			35,636,702

See accompanying notes to unaudited condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2004
(Unaudited)
($000's, except share and per share information)

	VioQuest	Greenwich	Pro Forma	Pro Forma
	Pharmaceuticals, Inc.	Therapeutics, Inc.	Adjustments	Combined

Revenue	$1,485	$—		$$1,485

Cost of goods sold (excluding depreciation)	838			838

Gross profit	647			647

Operating expenses:
Management and consulting fees	627			627
Research and development	902	69		971
Selling, general and administrative	1,612			1,612
Compensation	1,389			1,389
Depreciation and amortization	179			179

Total operating expenses	4,709	69	—	4,778

Loss from operations	(4,062)	(69)	—	(4,131)

Interest income, net	38			38

Net loss	$(4,024)	$(69)	$—	$(4,093)

Net loss per common share:
Basic and diluted	$(0.24)			$(0.12)

Weighted average shares of common stock outstanding:
Basic and diluted	17,100,582			34,909,360

See accompanying notes to unaudited condensed combined financial statements.

Notes To Unaudited Pro Forma Condensed Combined Financial Statements

(1) Description of Transaction and Basis of Presentation

On July 1, 2005, VioQuest entered into the Merger Agreement with Greenwich Therapeutics, Inc., a Delaware corporation. In consideration for their shares of Greenwich common stock and in accordance with the Merger Agreement, the stockholders of Greenwich will receive a number of shares of the Company’s common stock such that, upon the effective time of the Merger, the Greenwich stockholders collectively will receive (or be entitled to receive) up to approximately 49% of the Company’s outstanding common stock. Based on the number of outstanding shares of the Company’s common stock on the date of the Merger, the former stockholders of Greenwich are to receive up to an aggregate of 17,128,790 shares of the Company’s common stock and warrants to purchase 4,000,000 shares of the Company’s common stock. At June 30, 2005, Greenwich had outstanding indebtedness of approximately $795,000 resulting principally from a series of promissory notes issued to Paramount BioCapital Investments, LLC owned and controlled by Dr. Lindsay Rosenwald. The notes having a maturity date of October 28, 2006, will be payable in three equal installments, as follows: (1) one-third will be payable at such time as VioQuest completes a financing(s) resulting in aggregate gross proceeds of at least $5 million; (2) one-third will be converted into securities of VioQuest upon the terms and at the completion of the financing referred to in clause (1); and (3) one-third will be payable at such time as VioQuest completes a financing(s) resulting in aggregate gross proceeds of at least $10 million or prior to the notes’ maturity date whichever occurs first, including the proceeds from the financing described in clause (1). In the event that VioQuest does not complete the financing(s) resulting in aggregate gross proceeds of at least $10 million, or prior to the notes' maturity date, whichever occurs first, then VioQuest will be required to satisfy the final one-third in October 2006. The completion of the Merger is conditioned upon obtaining at least $5 million in a financing transaction.

The Merger will be accounted for as a purchase by the Company under accounting principles generally accepted in the United States of America. Under the purchase method of accounting, the liabilities of Greenwich will be recorded as of the acquisition date, at their respective fair values, and combined with those of the Company. The reported financial condition and results of operations of the Company after completion of the Merger will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Greenwich. The estimated purchase price has been preliminarily allocated to acquired IPRD.

As required by FASB Interpretation No. 4, “Applicability of FASB Statement No. 2 to Business Combinations Accounted for by the Purchase Method”, the Company will record a charge upon the closing of the transaction of $6,940,000 for the preliminary estimate of the portion of the purchase price allocated to acquired IPRD.

One-half of the Merger Shares and Merger Warrants will be placed in escrow and released upon the achievement of certain milestones relating to the clinical development of Greenwich’s product candidates. Using the share price around the date of the execution of the Merger Agreement, which was $0.70 per share, the release of the escrowed securities would result in an additional purchase price of $5,995,000 and a corresponding increase to IPRD.  The Company believes that the additional contingent purchase price of $5,995,000 is adequately supported primarily based upon a preliminary discounted cash flow evaluation of Greenwich’s technology. The preliminary discounted cash flow evaluation projects Greenwich’s revenues and free cash flow between the years 2005-2014, with an expected conservative commercialization of both drug compounds in 2010, in addition to the valuation of the license agreements for SSG and TCN. Based upon the discounted cash flow model and assumptions used, the preliminary estimate for both drug compounds to be acquired is approximately $14 million. This preliminary evaluation methodology was also based upon comparable transactions, and comparable companies with drugs in early stage drug development for cancer and related disorders to further assess Greenwich’s technology valuation. This comparable transaction analysis suggests that Greenwich’s enterprise value range is between $12 million and $20 million. If each drug compound achieves Phase II completion by June 30, 2008, the total transaction costs charged to IPRD would be approximately $12,935,000 taking into effect the initial transaction cost of approximately $6,940,000 for the preliminary estimate of the portion of the purchase price allocated to acquired IPRD, in addition to the additional purchase price of $5,995,000 upon the achievement of certain milestones. The additional purchase price of $5,995,000 will be allocated to IPRD upon the achievement of certain milestones by June 30, 2008, as follows: 35 percent of the additional purchase price (or approximately $2,098,000) would be allocated to IPRD upon the conclusion of a Phase I clinical trial for SSG; 35 percent of the additional purchase price (or approximately $2,098,000) would be allocated to IPRD upon the conclusion of a Phase I clinical trial for TCN under a corporate-sponsored investigational new drug application accepted by the FDA; 15 percent (or approximately $899,000) would be allocated to IPRD upon the conclusion of a Phase II clinical trial for SSG; and 15 percent (or approximately $900,000) would be allocated to IPRD upon the conclusion of a Phase II clinical trial for TCN. The milestones relating to SSG and TCN are independently based. Accordingly, if any of the above milestones are not met, the corresponding charge to IPRD would be disregarded.

A valuation using the guidance in SFAS No. 141, “Business Combinations” and the AICPA Practice Aid “Assets Acquired in a Business Combination to Be Used in Research and Development Activities: A Focus on Software, Electronic Devices and Pharmaceutical Industries” is being performed to determine the fair value of research and development projects of Greenwich which were in-process but not yet completed. The valuation is a preliminary allocation of IPRD. If the actual fair value is materially different we will adjust the preliminary estimate accordingly.

Notes To Unaudited Pro Forma Condensed Combined Financial Statements

(2)	To eliminate the stockholders’ deficiency accounts of Greenwich. The Greenwich stock subscription receivable has been collected in full as of August 19, 2005.

(3)
To reflect the issuance of 8,880,207 shares, including 315,812 shares for the repayment of $246,000 of the indebtedness, of the Company’s $.01 par value common stock to the stockholders of Greenwich and repayment of certain indebtedness of the Company to Greenwich. The Company is obligated to repay the note in its entirety prior to its maturity date of October 28, 2006.

The components of the preliminary purchase price, which we anticipate will be charged to IPRD, are summarized as follows ($000’s):

Common stock issued	$5,995
Liabilities assumed	795
Estimated transaction costs	150
Total purchase price	$6,940

The preliminary purchase price does not include any of the achievement based milestone payments described above.

(4)	To reflect estimated transaction costs.

(5)
To reflect the proposed minimum sale of shares of the Company’s capital stock for gross proceeds of $5,000,000 and net proceeds to the Company of $4,600,000. If the maximum number of shares of capital stock is sold the gross proceeds received would be $11,000,000 and net proceeds to the Company of $10,180,000. The estimated completion of the offering upon the reincorporation and closing of the merger agreement. If the maximum number of shares is sold the pro forma net loss per share would be $.04 for the six months ended June 30, 2005, and $.09 for the year ended December 31, 2004.

Such shares of common stock will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.